CIGNA FUNDS GROUP
                               Money Market Fund
       Supplement dated November 18, 2004 to Prospectus dated May 1, 2004

This supplement updates information in the prospectus for the premier and retail classes of the Money Market Fund (the "Fund").

Liquidation of the Premier and Retail Classes of the Fund
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The premier and retail classes of the Fund will be liquidated on or about
February 7, 2005. As soon as practicable after liquidation, and shareholders that hold shares in theses classes of the Fund on the liquidation date will receive cash equal to their proportionate interest in the Fund's net assets.

Shareholders of the Fund may redeem their shares at any time prior to liquidation.